SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 19, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



          New Jersey                  1-87                   16-0417150
--------------------------------------------------------------------------------
 (State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)           File Number)           Identification No.)


                                343 State Street,
                            Rochester, New York 14650
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code (585) 724-4000
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On October 19, 2005, Eastman Kodak Company issued a press release and a supplemental financial discussion document describing its financial results for its third fiscal quarter ended September 30, 2005. Copies of the press release and financial discussion document are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Within the Company's third quarter 2005 press release and financial discussion document, the Company makes reference to certain non-GAAP financial measures including "Digital revenue", "Digital earnings", "Digital earnings excluding certain purchase accounting costs for KPG and Creo and operating results for Creo", "Free cash flow", "Operating cash flow" and "Investable cash flow", which have directly comparable GAAP financial measures, and to certain calculations that are based on non-GAAP financial measures, including "Days sales outstanding" and "Days supply in inventory." The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Kodak's financial condition, results of operations and cash flows are as follows:

Digital revenue/Digital earnings - In the Company's earnings release for the second quarter of 2005 that was issued on July 20, 2005, the Company indicated that, due to the ongoing digital transformation, management would view the Company's performance based on the following three key metrics: digital revenue growth, digital earnings growth and the generation of cash. These three key metrics were reemphasized in the Company's investor presentation on September 28, 2005 and in the attached earnings release for the third quarter of 2005. Accordingly, these digital measures are presented so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis as the Company undergoes this digital transformation.

Digital earnings excluding certain purchase accounting costs for KPG and Creo and operating results for Creo - As the company's digital earnings projection for 2005 was provided in January of 2005 (the 2005 Digital Earnings Projection), the projection could not take into account the purchase accounting impacts relating to its second quarter 2005 acquisitions of KPG and Creo, the operating results of Creo and the third quarter 2005 reallocation of certain costs from the digital business to the traditional business. Accordingly, in the attached Press Release and Financial Discussion Document, the Company has included a measure of digital earnings which excludes certain KPG and Creo purchase accounting costs and Creo's third quarter operating results to provide a measure that is calculated on the same basis as the 2005 Digital Earnings Projection. The Company believes that this information is important to assist the investors' understanding of the Company's third quarter digital earnings performance as calculated on the same basis as the 2005 Digital Earnings Projection as adjusted for the reallocation of certain costs from the digital business to the traditional business.

Free cash flow / Operating cash flow / Investable cash flow - The Company believes that the presentation of free cash flow, operating cash flow and investable cash flow is useful information to investors as they facilitate the comparison of cash flows between reporting periods. In addition, management utilizes these measures as tools to assess the Company's ability to repay debt and repurchase its own common stock, after it has satisfied its working capital needs, dividends, and funded capital expenditures, acquisitions and investments. The free cash flow measure equals net cash provided by continuing operations, as determined under Generally Accepted Accounting Principles in the U.S. (U.S.
GAAP) minus capital expenditures. The operating cash flow measure equals free cash flow plus proceeds from the sale of assets, minus acquisitions, debt assumed in acquisitions, investments in unconsolidated affiliates, and dividends. The investable cash flow measure equals operating cash flow excluding the impact of acquisitions and debt assumed in acquisitions, and forms the basis of internal management performance expectations and certain incentive compensation. Accordingly, the Company believes that the presentation of this information is useful to investors as it provides them with the same data as management uses to facilitate their assessment of the Company's cash position.

Days sales outstanding (DSO) - The Company believes that the presentation of a DSO result that includes the impact of reclassifying rebates as an offset to receivables is useful information to investors, as this calculation is more reflective of the Company's receivables performance and cash collection efforts due to the fact that most customers reduce their actual cash payment to the Company by the amount of rebates owed to them.

Days supply in inventory (DSI) - The Company believes that the presentation of a DSI result that is based on inventory before the LIFO reserve is useful information to investors, as this calculation is more reflective of the Company's actual inventory turns due to the fact that the inventory values in the calculation are based on current cost. The Company also believes that the presentation of a DSI result that is based on a cost of goods sold amount that excludes certain manufacturing-related costs that are considered to be unusual, or that occur infrequently, is useful information to investors, as it is more reflective of the Company's actual inventory performance.



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Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

 (c)   Exhibits
       --------

 Exhibit 99.1    Press release issued October 19,          Furnished with
                 2005 regarding financial results          this document
                 for the third quarter of 2005

 Exhibit 99.2    Financial discussion document issued      Furnished with
                 October 19, 2005 regarding financial      this document
                 results for the third quarter of 2005






                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EASTMAN KODAK COMPANY



                                         By: /s/ Richard G. Brown, Jr.
                                         -----------------------------
                                         Name: Richard G. Brown, Jr.
                                         Title: Controller


Date: October 19, 2005



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
----------              -----------

  99.1 Press release issued October 19, 2005 regarding financial results for the third quarter 2005

  99.2 Financial discussion document issued October 19, 2005 regarding financial results for the third quarter 2005